             Schedule 14A Information required in proxy statement.
                           Schedule 14A Information
                   Proxy Statement Pursuant to Section 14(a)
           of the Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Preliminary Additional Materials
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
    (e)(2))
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.149-11(c) or Section 240.14a-12


             Morgan Stanley Dean Witter Municipal Income Trust III
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


                              Lou Anne D. McInnis
-------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)



Payment of Filing Fee (check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules
         14a-6(j)(4) and 0-11.


 1)      Title of each class of securities to which transaction applies:

 2)      Aggregate number of securities to which transaction applies:

 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         Set forth the amount on which the filing fee is calculated and state how it was determined.

 4)      Proposed maximum aggregate value of transaction:

 5)      Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1)      Amount Previously paid:


 2)      Form, Schedule or Registration Statement No.:


 3)      Filing Party:


 4)      Date Filed:

             MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST III

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 22, 1999

     The Annual Meeting of Shareholders (the "Meeting") of MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST III (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in Conference Room A, Forty-Fourth Floor, 2 World Trade Center, New York, New York 10048, on June 22, 1999, at 11:00 a.m., New York City time, for the following purposes:

      1. To elect three (3) Trustees to serve until the year 2002 Annual Meeting or until their successors shall have been elected and qualified;

      2. To ratify or reject the selection of PricewaterhouseCoopers LLP as the Trust's independent accountants for the fiscal year ending August 31, 1999;

      3. Shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within thirty days of election, to become a Shareholder of the Trust (Note: The Trustees unanimously recommend a vote AGAINST this proposal); and

      4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record as of the close of business on April 22, 1999 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed proxy statement) you may do so in lieu of attending the meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.


                                  BARRY FINK
                                   Secretary


May 10, 1999
New York, New York
                                   IMPORTANT

  YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

              MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST III

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048


                              --------------------
                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 22, 1999

     This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST III (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on June 22, 1999 (the "Meeting"), and at any adjournments thereof.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposal 2 and against Proposal 3. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     Holders of shares of the Trust ("Shareholders") as of the close of business on April 22, 1999, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. On the Record Date there were 6,261,086 shares of beneficial interest outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trust, or officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Advisor"), (formerly named Dean Witter InterCapital Inc.), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition, the Trust may employ William F. Doring & Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 and will be borne by the Trust. The first mailing of this Proxy Statement is expected to be made on or about May 12, 1999.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone, shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

     In certain instances, William F. Doring & Co. and MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by William F. Doring & Co., additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, which would be borne by the Trust.


                           (1) ELECTION OF TRUSTEES

     The number of Trustees has been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, as amended, at eight. There are presently eight Trustees, three of whom ( Wayne E. Hedien, Manuel H. Johnson, and John L. Schroeder) are standing for election at this Meeting to serve until the year 2002 Annual Meeting, in accordance with the Trust's Declaration of Trust, as amended.

     Six of the current eight Trustees (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The other two current Trustees, Charles A. Fiumefreddo and Philip J. Purcell are "interested persons" (as that term is defined in the 1940 Act) of the Trust and MSDW Advisors and thus are not Independent Trustees. The nominees for election as Trustees of the Trust have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees have been elected by the Shareholders of the Trust.

     The nominees of the Board for election as Trustees are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees: Wayne E. Hedien, Manuel H. Johnson, and John L. Schroeder. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why any of said nominees would be unable or unwilling to accept nomination or election. The election of each Trustee requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting.

     Pursuant to the provisions of the Trust's Declaration of Trust (Section 2.2, as amended), the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of the three classes will expire each year.

     The Board previously has determined that any nominee for election as Trustee shall stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic and

Fiumefreddo; Class II--Messrs. Hedien, Johnson and Schroeder; and Class III--Messrs. Garn, Nugent and Purcell. Each nominee for Trustee at any Annual Meeting will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. In accordance with the above, the Trustees in Class II are standing for election at this Meeting and, if elected, will serve until the year 2002 Annual Meeting or until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years.

     The following information regarding each of the nominees for election as Trustee, and each of the other members of the Board, includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of April 22, 1999 (shown in parentheses), positions with the Trust, and directorships (or trusteeships) in other companies which file periodic reports with the Securities and Exchange Commission, including the 85 investment companies, including the Trust, for which MSDW Advisors serves as investment manager or investment advisor (referred to herein as the "Morgan Stanley Dean Witter Funds") and the 11 investment companies for which MSDW Advisors' wholly-owned subsidiary, MSDW Services, serves as manager and TCW Funds Management, Inc. serves as investment advisor (referred to herein as the "TCW/DW Funds").

     The nominees for Trustee to be elected at this Meeting are:

     WAYNE E. HEDIEN, Trustee since September 1997; age 65; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds and Discover Brokerage Index Series; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.

     MANUEL H. JOHNSON, Trustee since July 1991; age 50; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Chairman of the Audit Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Funds and Discover Brokerage Index Series; Director of Greenwich Capital Markets, Inc. (broker-dealer) and NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization of the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury.

     JOHN L. SCHROEDER, Trustee since April 1994; age 68; Retired; Chairman of the Derivatives Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Funds and Discover Brokerage Index Series; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (August 1991-September 1995).

     The Trustees who are not standing for re-election at this Meeting are:

     MICHAEL BOZIC, Trustee since April 1994; age 58; Vice Chairman of Kmart Corporation (since December 1998); Director or Trustee of the Morgan Stanley Dean Witter Funds and Discover Brokerage Index Series; formerly Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November
1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc. and Weirton Steel Corporation.

     CHARLES A. FIUMEFREDDO, Trustee since July 1991; age 65, Chairman, Director or Trustee and Chief Executive Officer of the Morgan Stanley Dean Witter Funds, the TCW/DW Funds and Discover Brokerage Index Series; formerly Chairman, Chief Executive Officer and Director of MSDW Advisors, MSDW Services and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), Executive Vice President and Director of DWR, Chairman and Director of MSDW Trust and Director and/or officer of various Morgan Stanley Dean Witter & Co. ("MSDW") subsidiaries (until June, 1998).

     EDWIN JACOB (JAKE) GARN, Trustee since January 1993; age 66; Director or Trustee of the Morgan Stanley Dean Witter Funds and Discover Brokerage Index Series; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation; Director of Franklin Covey (time management systems), BMW Bank of North America Inc. (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

     MICHAEL E. NUGENT, Trustee since July, 1991; age 62; General Partner, Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Funds and Discover Brokerage Index Series; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); director of various business organizations.

     PHILIP J. PURCELL, Trustee since April 1994; age 55; Chairman of the Board of Directors and Chief Executive Officer of MSDW, DWR and Novus Credit Services Inc.; Director or Trustee of the Morgan Stanley Dean Witter Funds; Director of MSDW Distributors; Trustee of Discover Brokerage Index Series; Director and/or officer of various MSDW subsidiaries.

     The executive officers of the Trust are: Mitchell M. Merin, President; Barry Fink, Vice President, Secretary and General Counsel; Ronald E. Robison, Vice President; Joseph J. McAlinden, Vice President; Robert S. Giambrone, Vice President; James F. Willison, Vice President; Joseph R. Arcieri, Vice President; Gerard J. Lian, Vice President; Katherine H. Stromberg, Vice President and Thomas F. Caloia, Treasurer. In addition, Frank Bruttomesso, Marilyn K. Cranney, Todd Lebo, LouAnne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of the Trust.

     Mr. Merin is 45 years old and is currently President and Chief Operating Officer of Asset Management of MSDW (since December, 1998), President, Director (since April, 1997) and Chief Executive Officer (since June, 1998) of MSDW Advisors and MSDW Services, Chairman, Chief Executive Officer and Director of the MSDW Distributors (since June, 1998), Chairman and Chief Executive Officer (since June, 1998) and Director (since January, 1998) of MSDW Trust, and Director of various other MSDW subsidiaries. Mr. Fink is 44 years old and is currently Senior Vice President (since March 1997), Secretary and General Counsel (since February 1997) and Director (since July, 1998) of MSDW Advisors and MSDW Services and (since August 1996) Assistant Secretary of DWR; he is also Senior Vice President (since March 1997), Assistant Secretary and Assistant General Counsel of MSDW Distributors (since February 1997). He was previously First Vice President, Assistant Secretary and Assistant General Counsel of MSDW Advisors and MSDW Services. Mr. Robison is 60 years old and is currently Executive Vice President and Chief Administrative Officer (since September 1998) and Director (since February, 1999) of MSDW Advisors and MSDW Services; prior thereto he was a Managing Director of the TCW Group, Inc. Mr. McAlinden is 56 years old and is currently Executive Vice President and Chief Investment Officer of MSDW Advisors and MSDW Services (since April 1996) and Director of MSDW Trust (since April 1996). He was previously Senior Vice President of MSDW Advisors

(June 1995-April 1996) and prior thereto was a Managing Director at Dillon Read. Mr. Giambrone is 44 years old and is currently Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust (since August
1995) and Director of MSDW Trust (since April 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. Caloia is 53 years old and is currently First Vice President and Assistant Treasurer of MSDW Advisors and MSDW Services. Mr. Willison is 55 years old and is currently Senior Vice President of MSDW Advisors. Mr. Arcieri is 50 years old and is currently Vice President of MSDW Advisors. Mr. Lian is 44 years old and is currently Vice President of MSDW Advisors. Ms. Stromberg is 50 years old and is currently Vice President of MSDW Advisors. Other than Messrs. Robison, McAlinden and Giambrone, each of the above officers has been an employee of MSDW Advisors or its affiliates for over five years.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


     The Board of Trustees currently consists of eight (8) trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 85 Morgan Stanley Dean Witter Funds, comprised of 120 portfolios. As of March 31, 1999, the Morgan Stanley Dean Witter Funds had total net assets of approximately $120.5 billion and more than six million shareholders.

     Six Trustees (75% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own any stock or other securities issued by MSDW Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with MSDW Advisors. Three of the six Independent Trustees are also Independent Trustees of the TCW/DW Funds.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time.

     All of the Independent Trustees serve as members of the Audit Committee. Two of them also serve as members of the Derivatives Committee and the Insurance Committee. The Committees hold some meetings at MSDW Advisors' offices and some outside MSDW Advisors. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Trusts do not have any nominating or compensation committees.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees and reviewing the adequacy of the Trust's system of internal controls.

     The Board of the Trust has formed a Derivatives Committee to approve parameters for and monitor the activities of the Trust with respect to derivative investments, if any, made by the Trust.

     Finally, the Board of the Trust has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Trust.

     For the fiscal year ended August 31, 1998, the Board of Trustees of the Trust held 6 meetings, and the Audit Committee, the Independent Trustees and the Derivatives Committee of the Trust held 2, 11 and 2 meetings, respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Independent Trustees or the Derivatives Committee held while he served in such positions.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN
   STANLEY DEAN WITTER FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.


SHARE OWNERSHIP BY TRUSTEES


     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of March, 1999, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $36.6 million.

     As of the Record Date for this Meeting, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.


COMPENSATION OF INDEPENDENT TRUSTEES

     The Trust pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Trust. The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Investment Advisor or an affiliated company receive no compensation or expense reimbursement from the Trust for their services as Trustee.

     The following table illustrates the compensation paid to the Trust's Independent Trustees by the Trust for the fiscal year ended August 31, 1998.


                              TRUST COMPENSATION


                                     AGGREGATE
                                    COMPENSATION
NAME OF INDEPENDENT TRUSTEE        FROM THE TRUST
-------------------------------   ---------------
Michael Bozic .................        $1,600
Edwin J. Garn .................         1,650
Wayne E. Hedien ...............         1,682
Dr. Manuel H. Johnson .........         1,600
Michael E. Nugent .............         1,650
John L. Schroeder .............         1,650

     The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1998 for services to the 85 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Johnson, Nugent and Schroeder, the 11 TCW/DW Funds that were in operation at December 31, 1998. With respect to Messrs. Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Morgan Stanley Dean Witter Money Market Funds. No compensation was paid to the Trust's Independent Trustees by Discover Brokerage Index Series for the calendar year ended December 31, 1998.


   CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS




                                    FOR SERVICE                                 TOTAL CASH
                                  AS DIRECTOR OR                               COMPENSATION
                                    TRUSTEE AND          FOR SERVICE AS       FOR SERVICES TO
                                 COMMITTEE MEMBER          TRUSTEE AND       85 MORGAN STANLEY
                               OF 85 MORGAN STANLEY     COMMITTEE MEMBER        DEAN WITTER
NAME OF                             DEAN WITTER           OF 11 TCW/DW         FUNDS AND 11
INDEPENDENT TRUSTEE                    FUNDS                  FUNDS            TCW/DW FUNDS
---------------------------   ----------------------   ------------------   ------------------
Michael Bozic .............          $120,150                     --             $120,150
Edwin J. Garn .............           132,450                     --              132,450
Wayne E. Hedien ...........           132,350                     --              132,350
Manuel H. Johnson .........           128,400                $62,331              190,731
Michael E. Nugent .........           132,450                 62,131              194,581
John L. Schroeder .........           132,450                 64,731              197,181

     As of the date of this Proxy Statement, 55 of the Morgan Stanley Dean Witter Funds, not including the Trust, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Trust's Independent Trustees by the 55 Morgan Stanley Dean Witter Funds (not including the Trust) for the year ended December 31, 1998, and the estimated retirement benefits for the Trust's Independent Trustees, to commence upon their retirement from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1998.



         RETIREMENT BENEFITS FROM THE MORGAN STANLEY DEAN WITTER FUNDS




                                       FOR ALL ADOPTING FUNDS
                                  ---------------------------------
                                     ESTIMATED                          RETIREMENT
                                      CREDITED                           BENEFITS
                                       YEARS           ESTIMATED        ACCRUED AS        ESTIMATED ANNUAL
                                   OF SERVICE AT     PERCENTAGE OF      EXPENSES BY        BENEFITS UPON
                                     RETIREMENT         ELIGIBLE       ALL ADOPTING       RETIREMENT FROM
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)      COMPENSATION         FUNDS        ALL ADOPTING FUNS(2)
-------------------------------   ---------------   ---------------   --------------   ---------------------
Michael Bozic .................          10               60.44%          $22,377             $52,250
Edwin J. Garn .................          10               60.44            35,225              52,250
Wayne E. Hedien ...............           9               51.37            41,979              44,413
Dr. Manuel H. Johnson .........          10               60.44            14,047              52,250
Michael E. Nugent .............          10               60.44            25,336              52,250
John L. Schroeder .............           8               50.37            45,117              44,343

--------------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.


     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR ELECTION.


THE INVESTMENT ADVISOR AND THE INVESTMENT ADVISORY AGREEMENT

     MSDW Advisors serves as the investment advisor for the Trust pursuant to an investment advisory agreement entered into between the Trust and MSDW Advisors dated May 31, 1997 ("Advisory Agreement") which took effect upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement was approved by the Board of Trustees of the Trust on February 21, 1997 and by the Trust's Shareholders at an Annual Meeting of Shareholders held on May 21, 1997. The Advisory Agreement supersedes an earlier investment advisory agreement between the Trust and MSDW Advisors and is identical in all material respects, including fees payable by the Trust thereunder, to the earlier investment advisory agreement, except for the dates of effectiveness and termination.

THE ADVISORY AGREEMENT

     The Advisory Agreement provides that MSDW Advisors shall continuously manage the assets of the Trust in a manner consistent with the Trust's investment objectives. MSDW Advisors obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objectives and policies. In addition, MSDW Advisors pays the compensation of all personnel, including officers of the Trust, who are its employees. MSDW Advisors has authority to place orders for the purchase and sale of portfolio securities on behalf of the Trust without prior approval of its Trustees. The Trustees review the investment portfolio at their regular meetings.

     In return for its investment services and the expenses which MSDW Advisors assumes under the Advisory Agreement, the Trust pays MSDW Advisors compensation which is computed and accrued weekly and payable monthly and which is determined by applying the following annual rates to the Trust's average weekly net assets: 0.40% of the portion of the average weekly net assets not exceeding $250 million and 0.30% of the portion of the average weekly net assets exceeding $250 million. Pursuant to the Advisory Agreement, the Trust accrued to the Investment Advisor total compensation of $254,169 during the fiscal year ended August 31, 1998. The net assets of the Trust totalled $64,051,424 at August 31, 1998.

     Under the Advisory Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Advisor, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expense of preparing, printing, including typesetting, and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Trust's Administrator or Investment Advisor or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Trust's Administrator or Investment Advisor); membership dues of industry associations; interest payable on Trust borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Advisory Agreement.

     The Advisory Agreement had an initial term ending April 30, 1999 and and provides that, after the initial period of effectiveness, it will continue in effect from year to year thereafter, provided such continuance is approved at least annually by vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (as defined in the 1940 Act) at a meeting called for the purpose of voting on such approval. The Advisory Agreement's continuation until April 30, 2000 was approved by the Trustees, including a majority of the Independent Trustees, at a meeting of the Trustees held on April 22, 1999, called for the purpose of approving the Advisory Agreement.

     The Advisory Agreement also provides that it may be terminated at any time by the Investment Advisor, the Trustees or by a vote of a majority of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days' notice and will automatically terminate upon any assignment.

INVESTMENT ADVISOR

     Morgan Stanley Dean Witter Advisors Inc. is the Trust's investment advisor. MSDW Advisors maintains its offices at Two World Trade Center, New York, New York 10048. MSDW Advisors, which was incorporated in July 1992, under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors on June 22, 1998. MSDW Advisors is a wholly-owned subsidiary of MSDW, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     MSDW Advisors' wholly-owned subsidiary, MSDW Services, pursuant to an Administration Agreement, serves as the Administrator of the Trust and receives from the Trust compensation which is computed and accrued weekly and payable monthly and which is determined by applying the annual rate of 0.25% to the portion of the Trust's average weekly net assets not exceeding $250 million; 0.20% to the portion of the Trust's average weekly net assets exceeding $250 million but not exceeding $500 million; 0.167% to the portion of the Trust's average weekly net assets exceeding $500 million but not exceeding $750 million; and 0.133% of the portion of the Trust's average weekly net assets exceeding $750 million. For the fiscal year ended August 31, 1998, the Trust accrued to MSDW Services, pursuant to the Administration Agreement, total compensation of $158,855.

     The Principal Executive Officer and Directors of MSDW Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald E. Robison, Executive Vice President and Chief Administrative Officer and Barry Fink, Senior Vice President, Secretary and General Counsel. The principal occupations of Messrs. Merin, Robison and Fink are described under the section "Election of Trustees." The business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.

     MSDW Advisors and its wholly-owned subsidiary, MSDW Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which MSDW Advisors provides investment management or investment advisory services and which have similar investment objectives to that of the Trust, and sets forth the fees payable by such companies, including the Trust, and their net assets as of April 22, 1999.

     MSDW has offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDW involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

     During the fiscal year ended August 31, 1998, the Trust accrued to MSDW Trust, the Trust's Transfer Agent and an affiliate of the Investment Advisor, transfer agency fees of $13,672.

AFFILIATED BROKER

     Because DWR, Morgan Stanley & Co. Incorporated and MSDW Advisors are under the common control of MSDW, DWR and Morgan Stanley & Co. Incorporated are affiliated brokers of the Trust. For the fiscal year ended August 31, 1998, the Trust paid no brokerage commissions to DWR or Morgan Stanley & Co. Incorporated.

     (2) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Trustees have unanimously selected the firm of PricewaterhouseCoopers LLP as the Trust's independent accountants for the fiscal year ending August 31, 1999. Its selection is being submitted for ratification or rejection by Shareholders at the Meeting. PricewaterhouseCoopers LLP has been the independent accountants for the Trust since its inception, and has no direct or indirect financial interest in the Trust.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and will be available to respond to appropriate questions of Shareholders.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Meeting is required for ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for the Trust.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.


     (3) SHAREHOLDER PROPOSAL TO AMEND THE TRUST'S DECLARATION OF TRUST TO REQUIRE EACH TRUSTEE, WITHIN THIRTY DAYS OF ELECTION, TO BECOME
                           A SHAREHOLDER OF THE TRUST

     The Trust has been informed by Edwin S. Mullett, 1420 Fern Court, Vero Beach, Florida 32963-4009, a shareholder of record who owned approximately 5,953.8 shares at April 22, 1999 and Carol W. Mullett, a shareholder of record residing at the same address who owned approximately 3,572.3 shares at April 22, 1999 (the "Proponents"), that they intend to submit the following proposal at the Meeting:

     RESOLVED, that the Declaration of Trust be amended to require that each Trustee, within 30 days of election, will become a shareholder of the Trust.

     The Proponents have requested that the following statement be included in support of their proposal:

        We believe it's obvious that the Trustees could better understand and represent our interests if they were shareholders themselves. You would think that they would want to share the risks and rewards of our investment. But not one of our Trustees owns even a single share of our Trust. In fact, no Trustee has EVER been a shareholder of our Trust!

        You can read below a litany of excuses seeking to convince you that you are somehow better off because the Trustees WILL NOT invest in our Trust. Let's look at their excuses: we call them the THREE LITTLE FIGS.

        Fig Leaf #1 -- "The Trustees have adopted a policy" which requires "each Trustee . . . to invest at least $25,000 in any of the Funds". But they refuse to invest less than $10 in our Trust. And, believe-it-or-not, the Trustees can satisfy their requirement with money market funds. By the way, they adopted this policy only after our proposals. This is the scantiest of the fig leaves.

        Fig Leaf #2 -- "The Trust's objectives and policies may not be appropriate for a Trustee". I guess this means that what's good for us isn't good for them. Isn't it strange that not one of the Trustees shares our interest in tax-free income? And, remember, they can meet our proposed requirement by investing less than $10. Aw, come on guys.

        Fig Leaf #3 -- "Any policy which requires the Trustees to own shares of a specific Fund . . . could logically be extended to all Funds". This excuse is pure smoke since our proposal applies only to

      Municipal Income Trust III and has no bearing on any other company. Will logic oblige the Trustees to invest in all the Funds if our proposal passes? The Trustees refuse to answer this question. Impaled on a fig leaf?

        We ask you to support our proposal and encourage the Trustees to join us as shareholders.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE
      SHAREHOLDER PROPOSAL.


RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Proponents have three times requested that a similar proposal be included in the proxy statement relating to the three previous annual meetings. Each proposal was included and failed to obtain sufficient votes to be adopted by shareholders. The Trustees determined to oppose the proposal each year. The Trustees considered whether a share ownership requirement for Trustees such as that proposed by the Proponents was in the best interests of the Trust and its shareholders and they concluded that it was not. The Trustees continue to adhere to this view. The reasons for the Trustees' decision are, once again, reiterated below.


 The Share Ownership Policy

     The Trustees have adopted a policy pursuant to which each Trustee, and/or his or her spouse, is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Dean Witter complex, including the Trust (and, if applicable, in the TCW/DW Funds), on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. Any future Trustee will be given a one year period within which to comply with the foregoing policy. As of the date of this proxy statement, each Trustee is in compliance with the policy. As of March 31, 1999, the total value of shares of Morgan Stanley Dean Witter Funds (and, if applicable, the TCW/DW Funds) owned by the Trustees and/or their spouses was approximately $36.6 million.


 Reasons for Opposing the Shareholder Proposal

     The share ownership policy requires the Trustees to make a significant investment in the Funds in the Morgan Stanley Dean Witter complex, which includes the Trust, (and, if applicable, the TCW/DW Funds), while allowing the Trustees to select the specific Funds that meet their individual investment needs. As stated in the three previous years' proxy statements, the Trustees believe it is not necessary to own shares of this particular Trust to act in the best interests of shareholders and that they can carry out their duties and functions diligently and effectively with or without owning shares of the Trust. In addition, because the Trust's objectives and policies may not be appropriate for a Trustee's individual financial circumstances, the Trust could be inhibited in its ability to attract Trustees if the available pool is limited to those whose personal financial needs are met by the Trust's objectives and policies.

     The Trustees continue to believe that any policy requiring the Trustees to own shares of a specific Fund for which they serve as Trustees, without regard to their own respective investment objectives, could logically be extended to all the Funds in the Morgan Stanley Dean Witter complex. The Trustees believe that such a complex-wide share ownership requirement would be impractical and undesirable because it could make it more difficult to maintain the same board of directors for all the Funds given the large number of Funds in the complex. The Trustees believe that having the same Trustees for each of the Morgan Stanley Dean Witter Funds is in the best interests of all the Funds' shareholders for several reasons. First, a common board enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of high caliber Trustees. In addition, having a common board avoids the duplication of effort that would arise from having different groups of individuals serving as Trustees for each of the Funds and avoids the cost and confusion that may arise from different conclusions being reached by different boards on the same operations and management issues. Finally, serving as Trustees of all Funds tends to increase a Trustee's knowledge and expertise regarding matters which affect all the Funds in the complex and enhances the ability to negotiate on behalf of each Fund with the Fund's service providers.

     For the reasons stated above and in light of the fact that they have adopted the share ownership policy described above, the Trustees unanimously recommend that shareholders vote AGAINST the shareholder proposal.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Meeting is required for the approval of the shareholder proposal.


                            ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.


                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than January 7, 2000 for inclusion in the proxy statement for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.


                            REPORTS TO SHAREHOLDERS

     THE TRUST'S MOST RECENT ANNUAL REPORT, FOR THE FISCAL YEAR ENDED AUGUST 31, 1998 AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, HAVE BEEN PREVIOUSLY SENT TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).


                          INTEREST OF CERTAIN PERSONS

     MSDW, MSDW Advisors, DWR, MSDW Services and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trust, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trust, and certain of those individuals are compensated for performing services relating to the Trust and may also own shares of MSDW. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.


                                OTHER BUSINESS

     The management of the Trust knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.


                                      By Order of the Board of Trustees

                                      BARRY FINK
                                      Secretary

                 (This page has been left blank intentionally.)

     MSDW Advisors serves as investment advisor to the Trust and as investment manager or investment advisor to the other investment companies listed below which have similar investment objectives to those of the Trust. Set forth below is a chart showing the net assets of each such investment company as of April 22, 1999, and the investment management or advisory fee rate(s) applicable to such investment company.




                                                                     CURRENT INVESTMENT
                                                                       MANAGEMENT OR
                                                                    ADVISORY FEE RATE(S)
                                               NET ASSETS             AS A PERCENTAGE
                                              AS OF 4/22/99            OF NET ASSETS
                                            ---------------- ---------------------------------
 1. MORGAN STANLEY DEAN WITTER
    CALIFORNIA TAX-FREE INCOME FUND* ........  $  900,917,407  0.55% on assets up to $500 million, scaled down at
                                                               various asset levels to 0.45%
                                                               on assets over $1.25 billion
 2. MORGAN STANLEY DEAN WITTER LIMITED
    TERM MUNICIPAL TRUST* ...................      57,535,134  0.50%
 3. MORGAN STANLEY DEAN WITTER
    MULTI-STATE MUNICIPAL SERIES TRUST* .....     373,100,434  0.35%
 4. MORGAN STANLEY DEAN WITTER
    NEW YORK TAX-FREE INCOME FUND* ..........     157,128,377  0.55% on assets up to $500
                                                               million and 0.525% on assets
                                                               over $500 million

 5. MORGAN STANLEY DEAN WITTER
    TAX-EXEMPT SECURITIES TRUST* ............   1,165,685,324  0.50% on assets up to $500
                                                               million, scaled down at
                                                               various asset levels to 0.325%
                                                               on assets over $1.25 billion
 6. MORGAN STANLEY DEAN WITTER
    CALIFORNIA INSURED MUNICIPAL INCOME
    TRUST** .................................     255,830,275  0.35%
 7. MORGAN STANLEY DEAN WITTER
    CALIFORNIA QUALITY MUNICIPAL
    SECURITIES** ............................     215,387,901  0.35%
 8. MORGAN STANLEY DEAN WITTER INSURED
    CALIFORNIA MUNICIPAL SECURITIES** .......      65,853,782  0.35%
 9. MORGAN STANLEY DEAN WITTER INSURED
    MUNICIPAL BOND TRUST** ..................     108,989,063  0.35%
10. MORGAN STANLEY DEAN WITTER INSURED
    MUNICIPAL INCOME TRUST** ................     588,899,301  0.35%
11. MORGAN STANLEY DEAN WITTER INSURED
    MUNICIPAL SECURITIES** ..................     138,682,660  0.35%
12. MORGAN STANLEY DEAN WITTER INSURED
    MUNICIPAL TRUST** .......................     484,844,258  0.35%
13. MORGAN STANLEY DEAN WITTER NEW
    YORK QUALITY MUNICIPAL SECURITIES** .....      98,152,645  0.35%
14. MORGAN STANLEY DEAN WITTER QUALITY
    MUNICIPAL INCOME TRUST** ................     742,739,096  0.35%

                                                                    CURRENT INVESTMENT
                                                                       MANAGEMENT OR
                                                                   ADVISORY FEE RATE(S)
                                               NET ASSETS             AS A PERCENTAGE
                                             AS OF 4/22/99             OF NET ASSETS
                                            --------------- ----------------------------------
15. MORGAN STANLEY DEAN WITTER QUALITY
    MUNICIPAL INVESTMENT TRUST** ............ $382,805,457    0.35%
16. MORGAN STANLEY DEAN WITTER QUALITY
    MUNICIPAL SECURITIES** ..................  366,391,881    0.35%
17. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME TRUST** ................  296,765,850    0.35% on assets up to $250
                                                              million and 0.25% on assets
                                                              over $250 million
18. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME TRUST II** .............  266,730,829    0.40% on assets up to $250
                                                              million and 0.30% on assets
                                                              over $250 million
19. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME TRUST III** ............   62,383,455    0.40% on assets up to $250
                                                              million and 0.30% on assets
                                                              over $250 million
20. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME OPPORTUNITIES
    TRUST** .................................  184,359,527    0.50%
21. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME OPPORTUNITIES
    TRUST II** ..............................  179,413,833    0.50%
22. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME OPPORTUNITIES
    TRUST III** .............................  104,848,850    0.50%
23. MORGAN STANLEY DEAN WITTER
    MUNICIPAL PREMIUM INCOME TRUST** ........  340,816,579    0.40%
24. MORGAN STANLEY DEAN WITTER SELECT
    MUNICIPAL REINVESTMENT FUND*** ..........   91,223,116    0.50%
25. MORGAN STANLEY DEAN WITTER HAWAII
    MUNICIPAL TRUST*(1) .....................    7,805,237    0.35% (1)

--------------------
*     Open-end investment company

**    Closed-end investment company

*** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions

(1) MSDW Advisors has undertaken, from January 1, 1999 through December 31, 1999, to continue to assume all operating expenses (except for any 12b-1 and brokerage fees) of Morgan Stanley Dean Witter Hawaii Municipal Trust and to waive the compensation provided for in its investment management agreement to the extent that such expenses exceed 0.55% of that company's daily net assets.

                 (This page has been left blank intentionally.)

             MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST III

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Municipal Income Trust III on June 22, 1999, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 10, 1999 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND PROPOSAL 2 AND "AGAINST" PROPOSAL 3 SET FORTH ON THE REVERSE HEREOF AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

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                                               PLEASE MARK VOTES AS
TO VOTE BY MAIL, PLEASE COMPLETE AND           IN THE EXAMPLE USING    [ X ]
RETURN THIS CARD                               BLACK OR BLUE INK
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE
PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD
FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

                                                             FOR ALL
                                          FOR     WITHHOLD    EXCEPT
1. Election of three (3) Trustees:        [  ]      [   ]       [  ]


   01. Wayne E. Hedien       02. Manuel H. Johnson       03. John L. Schroeder

If you wish to withhold authority for any particular nominee, mark the "For All Except" Box and strike a line through the nominee's name.


                                          FOR     AGAINST     ABSTAIN
2. Ratification of appointment of         [  ]      [  ]        [  ]
   PricewaterhouseCoopers LLP
   as independent accountants.

                                          FOR     AGAINST     ABSTAIN
3. Shareholder Proposal.                  [  ]      [  ]        [  ]
   (NOTE:  THE TRUSTEES RECOMMEND A VOTE
   AGAINST THIS PROPOSAL)

Please make sure to sign and date this Proxy using black or blue ink. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.


Date-----------------------------------------

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                       Shareholder sign in the box above


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                    Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINGS

                          MORGAN STANLEY DEAN WITTER
                           MUNICIPAL INCOME TRUST III


                                   IMPORTANT


              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY


 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.